Exhibit Index on Page 4

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 1, 2002

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-22685 (Commission File Number)	13-392-5979 (IRS Employer Identification No.)

Vornado Realty L.P.
888 7th Avenue, New York, New York 10019
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 894-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)-(b)	Financial Statements and Pro Forma Financial Information

          Reference is made to the Current Report on Form 8-K filed by Vornado Realty L.P., a Delaware limited partnership and a 79% owned subsidiary of Vornado Realty Trust, a Maryland real estate investment trust, through which Vornado Realty Trust conducts its business, with the Securities and Exchange Commission on January 16, 2002 in connection with the consummation of a merger between a wholly-owned subsidiary of Vornado Realty L.P. and Charles E. Smith Commercial Realty L.P., a Delaware limited partnership. Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein are the required audited financial statements and pro forma financial information, respectively.

(c)	Exhibits.

          The following documents are filed as exhibits to this report:

3.1	Eighteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of the Vornado Realty L.P., dated as of January 1, 2002 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

10.1	Registration Rights Agreement, dated January 1, 2002, between Vornado Realty Trust and the holders of Units listed on Schedule A thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

10.2	Registration Rights Agreement, dated January 1, 2002, between Vornado Realty Trust and the holders of Units listed on Schedule A thereto (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

10.3	Tax Reporting and Protection Agreement, dated as of January 1, 2002, by and among Vornado Realty Trust, Vornado Realty L.P., Charles E. Smith Commercial Realty L.P. and Charles E. Smith Commercial Realty L.L.C (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K/A dated December 31, 2001, of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

23.1	Report of Independent Public Accountants
99.1	Charles E. Smith Commercial Realty L.P. - Consolidated Financial Statements as of and for the Year Ended December 31, 2001, together with the report of Arthur Andersen LLP (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed on March 18, 2002).

99.2	Vornado Realty L.P. - Unaudited Pro Forma Consolidated Financial Statements as of and for the Year Ended December 31, 2001.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By:	Vornado Realty Trust, as general partner
By:	/s/ JOSEPH MACNOW
	Name: Title:	Joseph Macnow Executive Vice President -- Finance and Administration, Chief Financial Officer

Date: March 18, 2002

Exhibit Index

3.1	Eighteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of January 1, 2002 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

10.1	Registration Rights Agreement, dated January 1, 2002, between Vornado Realty Trust and the holders of the Units listed on Schedule A thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

10.2	Registration Rights Agreement, dated January 1, 2002, between Vornado Realty Trust and the holders of the Units listed on Schedule A thereto (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

10.3	Tax Reporting and Protection Agreement, dated as of December 31, 2001, by and among Vornado Realty Trust, Vornado Realty L.P., Charles E. Smith Commercial Realty L.P. and Charles E. Smith Commercial Realty L.L.C (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed March 18, 2002).

23.1	Report of Independent Public Accountants
99.1	Charles E. Smith Commercial Realty L.P. - Consolidated Financial Statements as of and for the Year Ended December 31, 2001, together with the report of Arthur Andersen LLP (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust (File No. 001-11954), filed on March 18, 2002).

99.2	Vornado Realty L.P. - Unaudited Pro Forma Consolidated Financial Statements as of and for the Year Ended December 31, 2001.